NON-COMPETITION AND NON-SOLICITATION AGREEMENT

This Agreement is made and entered into by and between PEARL WHITE PROFESSIONAL TEETH WHITENING LLC, a Florida Limited Liability Company, hereinafter referred to as **"SELLER"**, JONATHON ENDE, **Principal** of SELLER, hereinafter referred to as **"PRINCIPAL"**, and PEARLBRITE CONCEPTS, INC.**,** a Florida Corporation, hereinafter referred to as **"BUYER."**

WHEREAS, SELLER has on this date sold and BUYER on this date has purchased from SELLER, SELLER's teeth whitening business.

WHEREAS, in accordance with the terms of the Business Sale Offer and Acceptance Agreement dated May 27, 2011, SELLER and PRINCIPAL agreed to enter into a non-competition and non-solicitation agreement with BUYER, which agreement was a material factor in BUYER's agreement to purchase the assets from SELLER; and

WHEREAS, BUYER would not have agreed to purchase the assets from SELLER without SELLER and PRINCIPAL'S agreement to execute this agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Non-Competition of SELLER: SELLER agrees not to purchase or operate a competing business to that of BUYER, within a **THREE THOUSAND (3,000) MILE** radius of the business address 2950 W. CYPRESS CREEK RD., SUITE 102, FORT LAUDERDALE, FL 33309 for a period of **FIVE (5) YEARS** from the date of closing.

2. Remedies. SELLER agrees that in the event of violation by SELLER of this non-compete covenant, the BUYER shall have the right to injunctive relief and SELLER shall acknowledge that BUYER shall be entitled to such equitable and injunctive relief as may be available to restrain SELLER from the violation of the provisions under said paragraph. Nothing herein shall be construed as prohibiting BUYER from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages from SELLER.

3. SELLER acknowledges that SELLER has substantial relationships with SELLER's existing customers, that such substantial relationships are part of the SELLER's goodwill, that SELLER is selling such goodwill to the BUYER pursuant to the Business Sale Offer and Acceptance Agreement dated May 27, 2011, and that upon transfer of SELLER's goodwill to BUYER, such goodwill and substantial relationships shall be legitimate business interests of BUYER and that, should SELLER breach this non-competition agreement, injunctive relief that restricts SELLER from further violation will be reasonably necessary to protect these legitimate business interest of the BUYER.

4. This non-competition agreement shall be an independent covenant and shall be independently enforced apart from any other provisions of this Agreement.

5. Non-Competition/Non-Solicitation of Principal. In consideration of the sum of $10.00, the receipt and sufficiency of such consideration is hereby acknowledged, and in consideration of the substantial benefits resulting to PRINCIPAL as a principal shareholder and/or officer of SELLER from the sale of the assets to BUYER, PRINCIPAL agrees that for a period of **FIVE (5) YEARS** from the date of closing of the sale of the assets to BUYER:

(A) PRINCIPAL shall not own or operate a competing business, or be an employee or independent contractor of a competing business, within a **THREE THOUSAND (3,000) MILE** radius of the business address at: 2950 W. CYPRESS CREEK RD., SUITE 102, FORT LAUDERDALE, FL 33309;

(B) PRINCIPAL shall not, in any capacity, including but not limited to, the capacities of an employee, sole proprietor, shareholder, director, officer, partner, owner, member, manager, consultant, or agent, representative, participant in or for any entity, or otherwise, either directly or indirectly, on PRINCIPAL'S own behalf, or on behalf of any other person or entity: solicit, contact or communicate with, by any means or method, any customer, client or account of the BUYER, or any customer, client or account with whom the SELLER transacted any business within **FIVE (5) YEARS** of the date of closing, nor shall PRINCIPALS request, direct or acquiesce in someone doing so on PRINCIPAL'S behalf;

(C) PRINCIPAL shall not provide any competing business of any nature to any customer, client or account of the BUYER or to any customer, client or account with whom the SELLER transacted any business within **FIVE (5) YEARS** of the date of Closing, regardless of whether PRINCIPAL or someone on PRINCIPAL'S behalf contacts or solicits the customer, client, or account, or whether the customer, client, or account contacts or solicits PRINCIPAL.

(D) PRINCIPAL shall not reproduce, copy, disseminate, give or disclose to any person or entity, or otherwise use in any way whatsoever, any of SELLER's Trade Secrets (as defined by Florida law), customer lists, data, processes, or any other secret or confidential information of the SELLER;

(E) PRINCIPAL shall not solicit, attempt to solicit, or induce any person(s) employed by, under contract with, or leased by, the BUYER to leave the BUYER's employment, to terminate such person's contractual relationship with the BUYER, or to terminate such person's relationship with any employee leasing company serving the BUYER; or communicate, discuss, contact, or negotiate with any person(s) employed by the BUYER, under contract with the BUYER, or serving the BUYER as a leased employee, for the purpose of employing or contracting with such person(s), or take any of the aforementioned actions with regard to any such employee, contract

laborer or leased employee within **FIVE (5) YEARS** after the severance of such persons working relationship with BUYER or SELLER.

6. Remedies. PRINCIPAL agrees that in the event of violation by PRINCIPAL of this non-compete covenant, the BUYER shall have the right to injunctive relief and PRINCIPAL shall acknowledge that BUYER shall be entitled to such equitable and injunctive relief as may be available to restrain PRINCIPAL from the violation of the provisions under said paragraph. Nothing herein shall be construed as prohibiting BUYER from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages from PRINCIPAL.

7. PRINCIPAL acknowledges that as the operator of the business of SELLER, he has substantial relationships with SELLER's existing customers, that such substantial relationships are part of the SELLER's goodwill, that SELLER is selling such goodwill to the BUYER pursuant to the Business Sale Offer and Acceptance Agreement dated May 27, 2011, that PRINCIPAL is receiving a substantial benefit and consideration from the sale of such goodwill to BUYER, and that upon transfer of SELLER's goodwill to BUYER, such goodwill and substantial relationships shall be legitimate business interests of BUYER and that, should PRINCIPAL breach this non-competition agreement, injunctive relief that restricts PRINCIPAL from further violation will be reasonably necessary to protect these legitimate business interests of the BUYER.

8. This non-competition/non-solicitation agreement shall be an independent covenant and shall be independently enforced apart from any other provisions of this Agreement.

9. All understandings and agreements between the parties hereto are merged into this Agreement, which fully and completely expresses the parties' agreement, and the same is entered into after full investigation, neither party relying upon any statement or representation not embodied in this Agreement. No modifications or changes in this Agreement shall be valid or binding upon the parties unless in writing and executed with the same formalities as this Agreement.

10. This Agreement shall be binding upon the heirs, successors, executors and assigns of the respective parties, except as restricted by the provision above relating to assignment, and shall inure to the benefit of the successor or assigns of the BUYER.

11. All notices and other communications required or permitted to be given under or in connection with this Agreement shall be in writing and shall be deemed given when received, either by reputable courier service or hand delivery with written evidence of delivery thereof to the address of the Parties or on the third business day after the day on which mailed postage prepared by Certified Mail, Return Receipt Requested, addressed to the parties.

12. The venue in any litigation arising out of this Agreement shall be exclusively in Broward County, Florida. This Agreement shall be construed in accordance with the provisions of Florida law.

13. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs at the trial and all appellate levels.

14. BUYER's waiver of any condition or provision of this Agreement shall not be construed as a waiver of any other application of that same condition or provision, nor as a waiver of any other condition or provision herein.

15. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforcement of any other provision, or any part thereof.

IN WITNESS WHEREOF, the parties hereto have executed this agreement on this the 3rd day of June, 2011.

BUYER:

PEARLBRITE CONCEPTS, INC.,

BY: ______________________

LEONARD TUCKER, PRESIDENT

SELLER: PEARL WHITE PROFESSIONAL TEETH WHITENING LLC,

BY: ______________________

JONATHON ENDE, MGR

PRINCIPAL:

BY: ______________________

JONATHON ENDE, INDIVIDUALLY